INVESTOR PRESENTATION

September 2010

Forward Looking Statements

The information contained in this slide presentation is summary information that is intended to be considered in the context of SEC filings and other public announcements made by Subaye, Inc. ("Subaye" or the "Company"), by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this slide presentation, although it may do so from time to time as management believes is warranted. Any such updating may be made through the filing of reports or documents with the SEC, through press releases or through other public disclosure. This slide presentation contains statements as to the Company's beliefs and expectations of the outcome of future events that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. These include the risks and uncertainties associated with economic conditions affecting the internet, entertainment, international and domestic trade and the media advertising industries, the timing of new product releases, updates to websites, approval of certain activities by the Chinese government, business activities of our partners, increased costs and other risks associated with new product releases, entertainment assets, advertising costs, internet use by Chinese individuals and businesses within China, and our ability to continue to generate significant cashflows each month. Other factors could cause operating results or financial results to differ and are more fully described within Subaye's SEC filings. The Company does not undertake any obligation to release publicly any revisions to forward-looking statements made by the Company to reflect events or circumstances occurring after the date hereof or to react to the occurrence of unanticipated events.

Company Overview

Video Showcase: 78% of sales*

Target SMEs with revenues between $100K and $1M of annual sales

$120/month: video advertising production, upload, storage, sharing and publishing services

SMEs use VIDEO SHOWCASE as sales tool by either forwarding potential customers VIDEO SHOWCASE link or using own sales force to complete sales

Cloud Computing: 22% of sales*

Target SMEs with revenues between $100K and $100M of annual sales

$100/month: online and 24/7 remote access, web-based software applications for CRM, SCM and content management

SMEs use CLOUD COMPUTING (CC) product to manage all customer and vendor information each month

PAN YU STAR Lia shing Jewellery company

Fortune | 广州科腾

ROYAL MARINA PLAZA 科尔海悦酒店

*For the nine months ended June 30, 2010

Competitive Advantages

First Mover's Advantage in Video Advertising for SMEs in China

- Proprietary online video management system
- 92% customer retention for VIDEO SHOWCASE customers
- Customized campaigns differentiates services and increases SMEs' sales
- Localized strategy: local sales agents and promotions

Complete Marketing Solution

- Superior value for SMEs: 1/5th cost of Alibaba's competing service
- Offer value-added services: online media promotion and brand management

Effective and Efficient Cloud Computing Infrastructure

- 2+ years of experience
- Scalable infrastructure
- Easy-to-use user interface
- Runs on standard hardware and web browser

Growth Strategy

Increase penetration in existing markets

•Guangdong remains largest opportunity: Subaye has only ~1% market share of 3.6 million SMEs

•Guangdong has 2nd-highest per cap income in China: 30% higher vs. national avg.

Enter new provinces and countries

•Entered 5 new markets in 1H CY10; 5 additional new markets in July 2010 alone

Grow Cloud Computing ("CC") paying subscribers

•9,726 subscribers paying $100/month at July 31, 2010, up 32.4% M-O-M

•Only 12% of VIDEO SHOWCASE subscribers use CC, in a recent customer survery 79% of VIDEO SHOWCASE subscribers are interested in CC, inclusive of the 12%

Introduce new and complementary services

•Bundle VIDEO SHOWCASE and CC

•Launched "Group Buy Network" in July 2010

•Online 3D Mall operational by November 2010

Market Opportunity

China is the world's largest Internet market: 420 million users*

•E-commerce sales in China topped $560 billion in 2009, up 21.7%

•31.8% Internet penetration in China still significantly lower than 70%+ in most developed countries


World Internet Penetration Rates
by Geographic Regions - 2010
North America
Oceania / Australia
Europe
Latin America / Caribbean
Middle East
Asia
Africa
World, Avg.
77.4%
61.3%
58.4%
34.5%
29.8%
21.5%
10.9%
28.7%
0
10%
20%
30%
40%
50%
60%
70%
80%
90%
Penetration Rate

Source: Internet World Stats - www.internetworldstats.com/stats.htm
Penetration Rates are based on a world population of 6,845,609,960 and 1,966,514,816 estimated Internet users on June 30, 2010.
Copyright © 2010, Miniwatts Marketing Group

42 million small and medium-sized businesses in China: $60.5 billion in annual sales

•~3.6 million in Guangdong: $5.2 billion in annual sales

•Internet user penetration in Guangdong 2x China's national average

*China Internet Network Information Center, World Bank

Superior Services at Lower Cost

	Alibaba*	Subaye
Technology	Generally graphic-based content	Customers advertise their products and services online through a video-based platform
Location	Products and services without dedicated location, not localized, targeted marketing	Localized services, targeted marketing, face to face interaction, relationship building
Range of Services	Products promoted as stand-alone units	Promotes customer's entire business Customizable marketing, branding and advertising space Customer's advertising space is easily modified through the use of Subaye's Cloud Computing solutions Continuous access and real-time management of customers online presence
Customer Loyalty	Website is optimized for selling products or services with customers information appearing only for contact purposes	Subaye's customers become dedicated members as they grow to depend on Subaye to support their business
Pricing	Most comparable service offered by Alibaba is 5 times Subaye's membership fee	Offers competitive pricing for SMEs

*Alibaba includes the company and its various websites Alimbaba.com, Alimama.com and Taobao.com

Accelerating Subscriber Growth in Video Ads



New Regions
Guangdong
Total
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
15,478
22,019
34,382
1/1/10
4/1/10
7/1/10



Paying
Non-Paying
Total
120,000
100,000
80,000
60,000
40,000
20,000
-
65,109
86,311
104,012
1/1/10
4/1/10
7/1/10

Cloud Computing: 2nd Growth Engine

Market opportunity
- $6.2 billion business software market opportunity

Ability to sell directly to customers reduces costs and time-to-market
- Foreign competitors must share % of profits with local partner
- Domestic competitors are focused on large corporations

Proprietary platform is scalable and more user-friendly vs. competing products

Growth strategy
- Bundle core CC services with additional services and features
- Train more sales agents to sell both VIDEO SHOWCASE and CC products
- Expand into 50 new markets in next 3 years from 11 markets today

High incremental margins: 66% gross margins

Source: Gartner

Robust Cloud Subscriber Growth Since Q1 2010



Growth Gaining Momentum Since Re-launch in March 2010
12,000
10,000
8,000
6,000
4,000
2,000
-
5,200
5,200
5,200
5,200
5,391
6,221
7,344
9,726
Dec-09
Jan-10
Feb-10
Mar-10
Apr-10
May-10
Jun-10
Jul-10

New Services

Group Buy: www.subaye.com

- Consumers and businesses benefit from buying/selling more products at attractive prices
- Current video showcase customers can customize service for free through end of calendar 2010
- Drives incremental traffic to www.subaye.com; generates additional sales for SMEs using Subaye's video showcase

Online 3D Shopping Mall

- 1st interactive, 3D online marketplace for SMEs
- Based on proprietary infrastructure and design from www.x381.com
- Fnal design changes, revisions to integrate Group Buy, completed in July 2010
- On track for launch by end of November 2010

Sales and Marketing Strategy

Aggressively expanding sales agents in new and existing markets

•Total: 1,023 (As of July 31, 2010)
•New: 674
•Existing: 349 (As of December 31, 2009)
•Goal is to have 1,500 sales agents by September 30, 2010

Full service model

•Customers get face-to-face service with their sales reps
•Sales agents collect all monthly payments in cash

High retention of productive sales agents

•Since increased commission rates offered to sales agents in January 2010, high retention rates resulted
•No comparable job opportunities for sales agents

Cost effective, multi-platform marketing strategy

•Target sales & marketing ~20% of revenues in 2011
•Use local online and offline campaigns, including event marketing

Non-core Asset Divestitures Complete

Trade services:
•Sold Assets for approximately $600,000 in Q3 FY10

Entertainment Media:
•Sales of 4 remaining assets for $7.5 million in July and August 2010
•Received additional $6.4 million on prior asset sales

Completely Focused on Growing Core Business
•Will reinvest proceeds to growing Video Showcase and Cloud Computing businesses

Financial Summary



($ MM)
REVENUE
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
$7.7
$26.7
$38.3
$71.3
2008
2009
2010E
2011E



($ MM)
NET INCOME
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$3.7
$8.6
$12.5
$29.2
2008
2009
2010E
2011E

Strong Profit and Cash Flows

$million (except for ratios)	**June 30, 2010**	**Sept 30, 2009**
Cash and Cash Equivalents	$2.1	-
Working Capital	$38.9	$40.3
Current Ratio	8.6	7.9
Total Assets	$70.1	$56.7
Total Liabilities	$5.1	$5.8
Shareholders' Equity	$65.0	$40.7
Gross Margin (1st 9 months and FYE '09)	74.4%	77.6%
Cash Flows from Operations (1st 9 months, FYE '09)	$15.1	$2.1

Management Team



Zhiguang Cai - Chief Executive Officer

Mr. Cai, 38, is CEO, CTO and a Director of of Subaye.com, Inc. Mr. Cai was the Vice President of Guangzhou Subaye Computer Tech Ltd. ("Subaye Computer Tech"), a subsidiary of the Company from June 2006 to July 2009, where he was responsible for the development of Subaye Computer Tech's network and systems integration business and for the planning analysis of software products, as well as technical training and research and development. From October 2003 through June 2006, Mr. Cai was the Director of Subaye Computer Tech's software research and development center. From October 2000 to September 2003, Mr. Cai was the webmaster of Mystaru Limited (formerly known as IC Star MMS Limited), a wholly owned subsidiary of the Company. Prior to October 2000, Mr. Cai worked for five years as a teacher of Xishui Computer Normal School in Hubei province. Mr. Cai graduated in 1995 from the Central China Normal University Department of Computer Science.



Alan Lun – President

Mr. Alan Lun, 43, is President and a Director of Subaye, Inc. He joined the company on April 30, 2007. He served as Chief Executive Officer of Subaye, Inc., Inc from April 2007 through September 2009. Mr. Lun is also the Chief Executive Officer of MyStarU Ltd., a position he has held since March 2006. From March 2001 through February 2006, Mr. Lun was the division manager of Guangdong Country Garden Property Management Co. Ltd., a property management company in China.



James Crane – Chief Financial Officer

Mr. Crane, 34, is CFO of Subaye, Inc. and based in China. He joined the Company in October, 2007. From February 26, 2008 through October 1, 2009, he served as CFO of Subaye.com, Inc., a subsidiary of the Company. Mr. Crane holds a license as a Certified Public Accountant in Massachusetts. Mr. Crane was employed by Ernst & Young LLP from August 1999 through May 2001. Mr. Crane also serves as CFO of Far East Wind Power Corp., an issuer traded on the NASDAQ Over-the-Counter Bulletin Board. Mr. Crane has served as a consultant, officer or director for a variety of other public companies.

YaofuSu- Vice President

Mr. Su, 30, is VP, CIO and a Director of Subaye, Inc., he joined the company in 2004. He was the Chief Executive Officer of the Company's subsidiary, Subaye.com, Inc. from June 2006 to July 2007. From January 2005 through January 2007, Mr. Su was the Multimedia Technology Director of 3G Dynasty Inc., another subsidiary of the Company. From March 2004 to December 2004, Mr. Su was the multimedia content production manager of IC Star MMS Limited, a subsidiary of the Company. From July 2003 to March 2004, Mr. Su was the assistant to the Production Director of Free Stage Studio Limited in Guangdong. Prior to July 2003, Mr. Su studied computer systems application and maintenance at Guangdong Industrial University.

Company Snapshot

Symbol (NASDAQ)	SBAY
Closing Price (Sep 3, 2010)	$9.70
Market Capitalization	$73.9M
Total Shares Outstanding (Fully Diluted)	7.6M
Revenues FYTD	$23.4M
Gross Margin FYTD	74.4%
Net Income* FYTD	$9.5M
EPS* FYTD (Fully Diluted)	$1.43
P/E (Projected FY10 ending 9/30/10)*	5.9x
Fiscal Year End	September 30
Date of Original Listing (OTCBB)	February 25, 2003
Date of NASDAQ Listing	March 16, 2010

** All references to net income, EPS or P/E are determined utilizing net income from continuing operations and are exclusive of the effect of net losses expected from the Company's discontinued operations for FY2010*

Investment Summary

Profitable, scalable and recurring revenue model

Clean balance sheet, no need for capital raise

Strong growth in high margin VIDEO SHOWCASE and CLOUD COMPUTING businesses

62% insider ownership

Significant future growth opportunities through:
•Market share gains
•Geographic expansion
•New products/services

Contact Information

Company Contact Info:

James Crane,
Chief Financial Officer
Subaye, Inc.
Shanghai, China

jamesc@subaye.com
PRC +86 186 2136 3580
US +1 (617) 699-6325

Investor Relations Contact Info:

Ted Haberfield,
Executive Vice President
HC International, Inc.
San Diego, California

thaberfield@hcinternational.net
Direct +1 (760) 755-2716
Cell +1 (858) 204-5055